CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND

                            Supplement to Prospectus

                                dated May 1, 2002

At a meeting held on March 13, 2003, the Trustees of Catholic Values Investment Trust approved an Agreement and Plan of Reorganization pursuant to which shareholders of the Catholic Values Investment Trust Equity Fund (the "Fund") would become shareholders of the Catholic Equity Fund, a series of The Catholic Fund, Inc., in a tax free reorganization. The reorganization is subject to approval by the Fund's shareholders at a Special Meeting of Shareholders to be held on May 21, 2003.

Effective  as of the date of this  supplement,  shares  of the  Catholic  Values
Investment Trust Equity Fund are no longer available for purchase by new investors.

Contact the Principal Underwriter or your broker for the latest information.

March 14, 2003